UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

New Media Investment Group Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Fellow Stockholders:

On behalf of the Board of Directors of New Media Investment Group Inc. (“New Media” or the “Company”), I cordially invite you to attend the Annual Meeting of Stockholders of New Media Investment Group Inc. (the “Annual Meeting”) on May 21, 2015, at 8:00 a.m., Eastern Time, at the New York Hilton Midtown Hotel located at 1335 Avenue of the Americas, New York, New York 10019. The matters to be considered by the stockholders of the Company’s common stock, par value $0.01 per share (the “Common Stock”) at the Annual Meeting are described in detail in the accompanying materials.

We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet. Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access proxy materials and vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you. We believe that this approach provides a convenient way for you to access your proxy materials and vote your shares, while lowering our printing and delivery costs and reducing the environmental impact associated with our annual meeting.

It is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “HOW TO VOTE” IN THIS PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING. Returning or completing the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares.

Sincerely,

Wesley R. Edens
Chairman of the Board of Directors

NOTICE OF THE 2015 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of New Media Investment Group Inc.:

The annual meeting of stockholders of New Media Investment Group Inc., a Delaware corporation (“New Media” or the “Company”), will be held on May 21, 2015, at 8:00 a.m., Eastern Time, at the New York Hilton Midtown Hotel located at 1335 Avenue of the Americas, New York, New York 10019 (the “Annual Meeting”).

The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(1) the election of one Class I director to serve until the 2018 annual meeting of stockholders or until his successor is elected and duly qualified;

(2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company for the fiscal year ending December 27, 2015;

(3) the approval, on an advisory basis, of the Company’s executive compensation as disclosed in the accompanying proxy statement;

(4) the approval, on an advisory basis, of the frequency with which an advisory vote on executive compensation should be held; and

(5) any other business properly presented at the Annual Meeting.

Only stockholders of record at the close of business on March 27, 2015 will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

/s/ Cameron D. MacDougall

Cameron D. MacDougall

Secretary

1345 Avenue of the Americas

46th Floor

New York, New York 10105

April 10, 2015

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “HOW TO VOTE” IN THIS PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2015:

The Notice of Annual Meeting, Proxy Statement and the Annual Report

are available at http://materials.proxyvote.com/64704v.

i

NEW MEDIA INVESTMENT GROUP INC.

1345 Avenue of the Americas, 46th Floor

New York, New York 10105

PROXY STATEMENT

For the 2015 Annual Meeting of Stockholders to be Held on

May 21, 2015

The accompanying proxy is solicited on behalf of the Board of Directors (“Board”) of New Media Investment Group Inc. (“New Media” or the “Company”) for use at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 21, 2015 at 8:00 a.m., Eastern Time, at the New York Hilton Midtown Hotel located at 1335 Avenue of the Americas, New York, New York 10019. Only holders of record of our common stock, par value $0.01 per share (the “Common Stock”) at the close of business on March 27, 2015, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had 44,672,399 shares of Common Stock outstanding and entitled to vote. The Notice of Internet Availability of Proxy Materials, proxy statement, and the accompanying form of proxy (collectively, this “Proxy Statement”) were first made available to stockholders on or about April 10, 2015. Our annual report to security holders, which includes our Annual Report on Form 10-K for the year ended December 28, 2014 (collectively, the “Annual Report”), is enclosed with this Proxy Statement for stockholders receiving a paper copy of proxy soliciting materials. This Proxy Statement and Annual Report can be accessed at http://materials.proxyvote.com/64704v.

A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Notice of the 2015 Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Matters to be Considered at the Annual Meeting

At the Annual Meeting, stockholders of the Company’s Common Stock will vote upon:

(1) the election of one Class I director to serve until the 2018 annual meeting of stockholders or until his successor is elected and duly qualified;

(2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015;

(3) the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement;

(4) the approval, on an advisory basis, of the frequency with which an advisory vote on executive compensation should be held; and

(5) any other business properly presented at the Annual Meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. Following the original mailing of the Notice of Internet Availability of Proxy Materials and paper copies of proxies and other proxy soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, electronic transmission, including email, or in person. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. Following the original mailing of the Notice of Internet Availability of Proxy Materials and paper copies of the proxies and other proxy soliciting materials, we will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on March  27, 2015, and will provide reimbursement for the cost of forwarding the material.

Stockholders Entitled to Vote

As of March 27, 2015, there were outstanding and entitled to vote 44,672,399 shares of our Common Stock. Each share of our Common Stock entitles the holder to one vote on each proposal included herein. Stockholders of record at the close of business on March 27, 2015 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof. A stockholder list will be available for examination by New Media stockholders during the Annual Meeting at the New York Hilton Midtown Hotel located at 1335 Avenue of the Americas, New York, New York 10019 and at the office of the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the meeting.

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the Company.

Street Name Holders.    If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials were forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.

Voting at the Annual Meeting

If a proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

(1) FOR the election of the nominee to our Board;

(2) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015;

(3) FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement; and

(4) FOR the approval, on an advisory basis, to hold the advisory vote on executive compensation every year.

Voting on Other Matters

If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Required Vote

A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or if you hold your shares in your own name as holder of record and attend the Annual Meeting, your shares will be counted as present for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

Abstentions and broker “non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the Annual Meeting. A broker non-vote occurs when a nominee holding shares of record for a beneficial owner (i.e., a broker) does not vote on a particular proposal because it has not received voting instructions from the beneficial owner and therefore is precluded by the New York Stock Exchange (“NYSE”) rules from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who do not receive instructions will not be entitled to vote on Proposals 1, 3 or 4 (non-routine matters), but will be entitled to vote on Proposal 2 (a routine matter).

The nominee to our Board (Proposal 1) will be elected by a plurality of all the votes of the shares of the Company’s Common Stock entitled to vote on the election of directors, present in person or represented by proxy at a meeting at which a quorum is present.

The affirmative FOR vote of a majority of shares of Common Stock present or represented at the Annual Meeting and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm (Proposal 2) and the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement (Proposal 3).

The frequency of the advisory vote on executive compensation (Proposal 4) receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by stockholders.

A vote “withheld” from a director nominee or a broker non-vote on a director nominee will not affect the outcome of the election of directors. If you abstain from voting on the ratification of the appointment of the independent registered public accounting firm (Proposal 2) and the approval, on an advisory basis of the Company’s executive compensation (Proposal 3), your abstention will have the same effect as a vote cast against but will have no effect on the approval, on an advisory basis, to hold the advisory vote on executive compensation every year (Proposal 4). Broker non-votes will not affect the outcome of Proposal 3 or Proposal 4.

How to Vote

We encourage you to vote as soon as possible, even if you plan to attend the Annual Meeting. Your vote is important, and for all items other than ratification of our auditor, if you hold shares in street name your shares will not be voted by your bank or broker if you do not provide voting instructions. You may vote common shares that you own as of the close of business on March 27, 2015.

If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone at 1-800-PROXIES (1-800-776-9437) in the Unites States or 1-718-921-8500 from foreign countries or on the Internet at www.voteproxy.com twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 11:59 p.m. EST on May 20, 2015. More information regarding Internet voting is given on the Notice of Internet Availability of Proxy Materials. If you received your proxy materials by mail, you can vote by signing, dating and mailing the proxy card in the pre-paid enclosed envelope. For telephone and Internet voting, you will need the 12-digit control number included on your notice, on your proxy card or in the instructions that accompanied your proxy materials. In addition, you may vote your shares of our Common Stock in person during the Annual Meeting.

If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.

Right to Revoke Proxy

If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:

•

send written notice of revocation, prior to the Annual Meeting, to our Secretary, Mr. Cameron D. MacDougall, at New Media Investment Group Inc., 1345 Avenue of the Americas, 46th Floor, New York, New York 10105;

•	sign, date and mail a new proxy card to our Secretary;

•	dial the number provided on the proxy card and vote again;

•	log on to the Internet site provided on the proxy card and vote again; or

•	attend the Annual Meeting in person and vote again.

If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.

Voting Results

Brannen McElmurray, Managing Director of FIG LLC (our “Manager”), and Polly Grunfeld Sack, General Counsel of our indirect wholly-owned subsidiary, GateHouse Media LLC (“GateHouse”), will count the votes and act as the Inspectors of Election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.

Confidentiality of Voting

We keep all proxies, ballots and voting tabulations confidential as a matter of practice.

Recommendations of the Board

The Board recommends a vote:

(1) FOR the election of the nominee to our Board;

(2) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015;

(3) FOR the approval, on an advisory basis, of the Company’s executive compensation as disclosed in this Proxy Statement; and

(4) FOR the approval, on an advisory basis, to hold the advisory vote on executive compensation every year.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The first proposal is to elect one Class I director to serve until the 2018 annual meeting of stockholders or until his successor is duly elected and qualified.

Our Bylaws provide that our Board shall consist of not less than three and not more than eleven directors as the Board may from time to time determine. The number of directors on the Board is currently fixed at five. Our Board is divided into three classes. The members of each class of directors serve staggered three-year terms.

Our current Board is classified as follows:

Class	Term Expiration	Director	Age
Class I	2015	Laurence Tarica	65
Class II	2016	Theodore P. Janulis	56
		Michael E. Reed	48
Class III	2017	Wesley R. Edens	53
		Kevin Sheehan	61

The Board has unanimously proposed Mr. Tarica as nominee for election as a Class I director. The director-nominee currently serves on our Board. If elected, Mr. Tarica will hold office until the 2018 annual meeting of stockholders or until his successor is duly elected and qualified, subject to earlier retirement, resignation or removal. Unless otherwise instructed, we will vote all proxies we receive FOR Mr. Tarica. If the nominee becomes unable to stand for election as a director, an event that our Board does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our Board.

The Board recommends that you vote FOR the election of Mr. Tarica to serve as our Class I director until the 2018 annual meeting of the stockholders or until his successor is duly elected and qualified.

Information Concerning our Directors, Including the Director Nominee

Each of our directors was selected because of the knowledge, experience, skill, expertise and diversity the director contributes to the Board as a whole. Our directors have extensive familiarity with our business and experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. The Nominating and Corporate Governance Committee believes that each of the directors also has key attributes that are important to an effective Board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on the Board and its committees.

Set forth below is certain biographical information for our directors, including the director nominee, as well as the month and year each person was first elected as one of our directors.

Name, Position, Age	Description
Wesley R. Edens Chairman and Director Age: 53

Mr. Edens is Chairman of our Board and served in this position when GateHouse Media, Inc. (our “Predecessor”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on September 27, 2013. Mr. Edens is Co-Founder, Principal and Co-Chairman of the board of directors of Fortress Investment Group LLC (“Fortress”), an affiliate of our Manager. He is also Chairman of the board of directors of Florida East Coast Railway Corp., Nationstar Mortgage Holdings Inc., Springleaf Holdings, Inc., Intrawest Resorts Holdings Inc., New Senior Investment Group Inc., Newcastle Investment Corp., New Residential Investment Corp. and Mapeley Limited. Mr. Edens was the Chairman of the board of directors of our Predecessor since June 2005. Mr. Edens serves or has served on the boards of the following publicly traded companies and registered investment companies: GAGFAH S.A. from September 2006 to June 2014; Brookdale Senior Living Inc. from September 2005 to present; Aircastle Limited from August 2006 to August 2012; RailAmerica Inc. from November 2006 to October 2012; Crown Castle Investment Corp. (merged with Global Signal Inc.) from January 2007 to July 2007; Eurocastle Investment Limited, from August 2003 to November 2011; Fortress Brookdale Investment Fund LLC, from August 2000 (deregistered with the SEC in March 2009); Fortress Pinnacle Investment Fund, from July 2002 (deregistered with the SEC in March 2008); Fortress Investment Trust II, from July 2002 (deregistered with the SEC in January 2011); our Predecessor, from June 2005 (deregistered with the SEC in November 2013); RIC Coinvestment Fund LP, from May 2006 (deregistered with the SEC in June 2009); Fortress Registered Investment Trust, from December 1999 (dissolved December 2011); FRIT PINN LLC, from November 2011 (deregistered with the SEC in 2008); Newcastle Investment Corp., from September 2002 to present; Global Signal Inc., from October 2002 to January 2007; Mapeley Limited, from May 2005 to present; FIG LLC, from August 2009 to present (following reappointment); Fortress Investment Group LLC, from November 2006 to present; Florida East Coast Railway Corp., from December 2007 to present; PENN National Gaming Inc., from October 2008 to November 2012; Whistley Blackcomb Holdings Inc., from October 2010 to November 2012; Springleaf Finance Corporation, from November 2010 to present; Springleaf Finance Inc., from November 2010 to present; Nationstar Mortgage Holdings Inc., from May 2012 to present; New Residential Investment Corp., from April 2013 to present; Springleaf Holdings, Inc., from October 2013 to present; Gaming and Leisure Properties Inc., from November 2013 to present; Intrawest Resorts Holdings Inc., from January 2014 to present; and New Senior Investment Group Inc., from October 2014 to present. Prior to forming Fortress, Mr. Edens was a partner and a managing director of BlackRock Financial Management Inc., where he headed BlackRock Asset Investors, a private equity fund. In addition, Mr. Edens was

Name, Position, Age	Description

formerly a partner and a managing director of Lehman Brothers. Mr. Edens received a B.S. in Finance from Oregon State University. Mr. Edens’ extensive credit, private equity finance and management expertise, extensive experience as an officer and director of public companies and his deep familiarity with our Company led our Board to conclude in November of 2013 that Mr. Edens should be elected to serve as our Chairman and director.

Michael E. Reed Director Age: 48	For Mr. Reed’s biography, see “— Executive Officers.”

Kevin Sheehan Director Age: 61

Mr. Sheehan was a member of the board of directors of our Predecessor from October 2006 through November 26, 2013 and served in this position when our Predecessor filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on September 27, 2013. Mr. Sheehan served as Chief Executive Officer of Norwegian Cruise Line from 2007 until January 2015. Previously, Mr. Sheehan provided consulting services to Cerebrus Capital Management LP (2006-2007) and provided consulting services to Clayton Dubilier & Rice from 2005 until 2006. Prior thereto, Mr. Sheehan was Chairman and Chief Executive Officer of Cendant Corporation’s Vehicle Services Division (included responsibility for Avis Rent A Car, Budget Rent A Car, Budget Truck, PHH Fleet Management and Wright Express) from January 2003 until May 2005. From March 2001 until May 2003, Mr. Sheehan served as Chief Financial Officer of Cendant Corporation. From August 1999 to February 2001, Mr. Sheehan was President — Corporate and Business Affairs and Chief Financial Officer of Avis Group Holdings, Inc. and a director of that company from June 1999 until February 2001. From August 2005 to January 2008, Mr. Sheehan served on the faculty of Adelphi University as a Distinguished Visiting Professor — Accounting, Finance and Economics. Mr. Sheehan currently serves on the Boards of Dave & Busters, Bob Evans Farms, and XOJETS. Mr. Sheehan is a graduate of Hunter College and New York University Graduate School of Business, and is a Certified Public Accountant.

Mr. Sheehan has significant experience in a senior management capacity for large corporations. Specifically, his experience as the Chief Financial Officer of several large corporations provides him with important experience and skills, as well as an understanding of the complexities of our current economic environment. Mr. Sheehan also brings significant financial expertise to our Board. Mr. Sheehan was elected to our Board in November of 2013.

Theodore P. Janulis Director Age: 56

Mr. Janulis joined CRT Greenwich LLC in 2014 as Chief Executive Officer. CRT Greenwich LLC is the parent company of CRT Capital Group LLC, an institutionally focused broker-dealer that provides research and trade execution services. Prior to that, Mr. Janulis served as CEO of Aurora Bank FSB. Before Aurora, he spent 23 years at Lehman Brothers in various senior management roles including Global

Name, Position, Age	Description

Head of Mortgage Capital, Global Head of the Investment Management Division, which included Neuberger Berman, and Global Co-Head of Fixed Income. He also served on the firm’s Executive Committee. Mr. Janulis earned his Master of Business Administration from Columbia University Graduate Business School and A.B. from Harvard College. Mr. Janulis’ knowledge, skill, expertise and experience, including his extensive senior management experience, his service as Chief Executive Officer of two companies and his significant financial background, as evidenced by his professional and educational history, led our Board to conclude in January of 2014 that he should serve as a director.

Laurence Tarica Director Age: 65

Mr. Tarica currently recently retired and previously served as President of Jimlar Corporation (“Jimlar”), a member of the Li and Fung Group. Jimlar was privately held until it was acquired by the Li and Fung Group in 2010. Mr. Tarica joined Jimlar in 1971 and served in leadership roles in sourcing, design, development, sales and marketing. He became President and Chief Operating Officer of Jimlar in 1991. Jimlar is one of the oldest footwear import companies in America. Mr. Tarica also serves on the Board of Directors of D’Addario and Company, the leading manufacturer of musical instrument accessories, and on the Advisory Board of Stuart Levine and Associates, a management consulting firm. Mr. Tarica also serves on the Advisory Board of the New York Mets. Mr. Tarica earned his Bachelor of Science in Economics from the University of Pennsylvania, Wharton School of Business. Mr. Tarica’s knowledge, skill, expertise and experience, specifically his experiences in a variety of business divisions, including sales and marketing, his development of Jimlar’s digital services and social media strategy and his over 20 years of operational and leadership experience as the President and Chief Operating Officer of Jimlar, led our Board to conclude in January of 2014 that he should serve as a director.

Compensation of Directors

Each independent director receives an annual fee equal to $150,000. The chairs of each of the Audit, Nominating and Corporate Governance and Compensation Committees of the Board receive an annual fee of $10,000. Fees to independent directors may be made in cash or by issuance of shares of Common Stock, based on the value of such Common Stock at the date of issuance, rather than in cash. A portion of the 2014 director fees was paid in cash in 2014 and a portion will be paid in cash in 2015, as disclosed in the table below. The remaining fees were paid by grant of stock awards in March of 2015. In accordance with SEC rules, the stock award portion will be reflected in the Director Compensation Table included in our proxy statement for next year’s annual meeting. Each independent director also (i) received an initial one time grant of shares of restricted stock under our Nonqualified Stock Option and Incentive Award Plan, the market value of which was equal to $75,012 on the date of the grant (March 14, 2014), the first installment of which vested on March 14, 2015 and the second two installments of which will vest ratably on the next two anniversaries of the date of grant, subject to the holder’s continued service as a director through the specified vesting date and (ii) beginning on the first business day after the Annual Meeting, and on the first business day after each such annual meeting thereafter, will receive automatic annual awards of shares of Common Stock in respect of a portion of the annual fee in an amount to be determined by the Compensation Committee from time to time, based on the fair market value of shares of our Common Stock on the date of grant. Affiliated directors, however, are not separately compensated by us. All members of the Board are reimbursed for reasonable costs and expenses incurred in attending meetings of our Board.

2014 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Wesley R. Edens(2)	—	—	—
Theodore P. Janulis	85,000	75,012	160,012
Michael E. Reed(2)	—	—	—
Kevin M. Sheehan	115,000	75,012	190,012
Laurence Tarica	85,000	75,012	160,012

(1)

Amounts in this column reflect $70,000 of the annual fee paid to Mr. Janulis, Mr. Sheehan and Mr. Tarica in 2014, an additional $10,000 that Mr. Janulis, Mr. Sheehan and Mr. Tarica earned as Chairs of the Compensation Committee, Audit Committee, and Nominating and Corporate Governance Committee, respectively, and additional director fees of $30,000 paid to Mr. Sheehan in respect of his service in 2013. Mr. Janulis, Mr. Sheehan and Mr. Tarica will each be paid the remaining $5,000 owed to them in respect of their 2014 annual fees in 2015.

(2)	Messrs. Edens and Reed are not independent directors and so receive no compensation for services as a director.

Determination of Director Independence

At least a majority of the directors serving on the Board must be independent. For a director to be considered independent, our Board must determine that the director does not have any direct or indirect material relationship with the Company.

The Board has determined that each of Messrs. Janulis, Sheehan and Tarica are independent for purposes of NYSE Rule 303A and each such director has no material relationship with the Company.

Statement on Corporate Governance

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board consists of a majority of independent directors (in accordance with the rules of the NYSE). Our Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee are each composed entirely of independent directors.

We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which delineate our standards for our officers and directors, and employees of our Manager, an affiliate of Fortress. Our Code of Business Conduct and Ethics, Code of Ethics for Executive Officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board are all available on our website at www.newmediainv.com. You may also obtain these documents by writing the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations.

We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics for Executive Officers or, to the extent also applicable to the principal executive officer, principal financial officer, or other senior accounting officers, the Code of Business Conduct and Ethics, by posting such information on our website at www.newmediainv.com.

Board Structure and Leadership

We currently split the roles of Chairman of the Board and Chief Executive Officer. The Board believes that separating these two positions allows each person to focus on their individual responsibilities and enhances the accountability of our Chief Executive Officer to the Board. Under this structure, our Chief Executive Officer can focus his attention on the day-to-day operations and performance of our Company and on implementing our longer-term strategic direction. At the same time, our Chairman of the Board can focus his attention on longer term strategic issues, setting the agenda for and on providing insight and guidance to our Chief Executive Officer. We currently believe that the separation of the roles of Chairman of the Board and Chief Executive Officer is appropriate, however, our Corporate Governance Guidelines do not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer. The Board is free to choose its Chairman of the Board in any way that it deems best at any given point in time.

The Board’s Role in Risk Oversight

The Board is responsible for enterprise risk management, including risks associated with our corporate governance, such as board organization, membership, structure and leadership succession planning, as well as the management of risks arising from our executive compensation policies and programs. While the Board retains responsibility for the general oversight of risks, it has delegated financial oversight to the Audit Committee, which focuses on financial risk, including those that could arise from our accounting and financial reporting processes and our consolidated financial statement audits. The Board and the Audit Committee work together to provide enterprise-wide oversight of our management and handling of risk. These responsibilities are satisfied through periodic reports from the Audit Committee chairman regarding the risk considerations within its area of expertise, as well as through periodic reports to the Board, or the Audit Committee, from our management team on areas of material risk to the Company, including operational, financial, legal, regulatory and strategic risks. The Board, or the Audit Committee with respect to risks within its scope, reviews these reports to enable it to understand our risk identification, risk management and risk mitigation strategies. The Audit Committee chairman reports to the Board at subsequent Board meetings regarding particular risks within the scope of the Audit Committee, enabling the Board and the Audit Committee to coordinate the risk oversight role.

Board and Committee Meetings

During the year ended December 28, 2014, our Board held four meetings. No director attended fewer than 75 percent of all meetings of our Board and the committees on which such director served. The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. During 2014, the Audit Committee met four times, the Nominating and Corporate Governance Committee met one time and the Compensation Committee did not meet. Although director attendance at the Company’s annual meeting each year is encouraged, the Company does not have an attendance policy.

Audit Committee.

The current members of our Audit Committee are Messrs. Janulis, Sheehan (Chairman) and Tarica, each of whom has been determined by our Board to be independent in accordance with the rules of the NYSE and the SEC’s audit committee independence standards. The purpose of the Audit Committee is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting the Board’s oversight of (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the Company’s independent registered public accounting firm’s qualifications and independence; and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function. The Audit Committee is also responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the registered public accounting firm’s services. The Audit Committee operates pursuant to a charter, which is available on our website, www.newmediainv.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations.

The Board has determined that Mr. Kevin Sheehan qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC. As noted above, our Board has determined that Mr. Sheehan is independent under NYSE and SEC standards.

Compensation Committee.

The members of the Compensation Committee are Messrs. Janulis (Chairman), Sheehan and Tarica, each of whom has been determined by our Board to be independent in accordance with the rules of the NYSE. The Compensation Committee reviews and recommends to the Board the salaries, benefits, and equity incentive grants for employees, consultants, officers, directors and other individuals we compensate, and oversees our compensation and employee benefit plans. To the extent the Company, rather than the Manager, is responsible for compensating its officers, the Compensation Committee evaluates annually the performance of the CEO and other executive officers, determines the CEO’s compensation, and makes recommendations to the Board with respect to other executive officers’ compensation. The Compensation Committee is responsible for overseeing the annual review of the Management Agreement (as defined below) with the Company’s Manager, to evaluate annually the performance of the Manager in light of the goals and objectives of the Company and the terms of the Management Agreement, taking into account such factors as the Committee shall consider relevant, to report to the Board at least annually the Compensation Committee’s views regarding whether there has been unsatisfactory performance by the Manager that is materially detrimental to the Company, and to report to the Board at least annually the Compensation Committee’s views as to regarding whether the Management Fee (as defined in the Management Agreement) is unfair. The charter of the Compensation Committee is available on our website, at www.newmediainv.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations.

Each member of the Compensation Committee is a “non-employee director” as defined under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and is also an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as well as being an independent director under the NYSE listing standards.

Nominating and Corporate Governance Committee.

Our Board has a standing Nominating and Corporate Governance Committee composed entirely of independent directors. The current members of the Nominating and Corporate Governance Committee are Messrs. Janulis, Sheehan and Tarica (Chairman), each of whom has been determined by our Board to be an independent director in accordance with the rules of the NYSE. The functions of the Nominating and Corporate Governance Committee include, without limitation, the following: (a) recommending to the Board individuals qualified to serve as directors of the Company and on committees of the Board; (b) advising the Board with respect to board composition, procedures and committees; (c) advising the Board with respect to the corporate governance principles applicable to the Company; and (d) overseeing the evaluation of the Board. The charter of the Nominating and Corporate Governance Committee is available on our website, at www.newmediainv.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations.

The Nominating and Corporate Governance Committee, as required by the Company’s Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at New Media Investment Group Inc., 1345 Avenue of the Americas, 46th Floor, New York, New York 10105. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders meeting (together with certain required information set forth in the Company’s Bylaws) not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding annual meeting of stockholders; or in the event that no annual meeting was held in the previous year, or the date of the annual meeting of stockholders is advanced or delayed by more than 30 days of such anniversary date, for a nomination by the stockholders to be timely, it must be received no earlier than the opening of business 120 days before the date of such annual meeting, and not later than the close of business on the 10th day after the earlier of the mailing of the notice of the annual meeting of stockholders or the day on which public announcement of the date of such meeting is first made by the Company. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at a special stockholders meeting for the purpose of electing directors (together with certain required information set forth in the Company’s Bylaws) not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director of the Company include such person’s familiarity with the Company, possession of such knowledge, experience, skills, expertise, integrity and diversity as would enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rule.

In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the committee will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. We do not have a formal policy with regard to the consideration of diversity in identifying director-nominees, but the Nominating and Corporate Governance Committee strives to nominate individuals with a variety of complementary skills. The Nominating and Corporate Governance Committee assesses its achievement of diversity through the review of the Board’s composition as part of the Board’s annual self-assessment process.

Executive Sessions of Non-Management Directors

Executive sessions of the non-management directors occur at least once during the course of the year. “Non-Management directors” include all directors who are not officers of the Company or employees of the Company’s Manager. The non-management director presiding at those sessions will rotate from meeting to meeting among the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, to the extent the director is present at the executive session.

Stockholder Communications with Directors

The Company provides the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board to provide comments, to report concerns, or to ask a question, at the following address.

Write to New Media’s Board of Directors:

New Media Investment Group Inc.
Investor Relations
1345 Avenue of the Americas, 46th Floor
New York, New York 10105

Stockholders can contact the non-management directors individually, as a committee or as a group at the address above or at the following email address: ir@newmediainv.com.

All communications received as set forth in the preceding paragraph will be opened by the Legal and Compliance Departments of our Manager, for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

Management has the primary responsibility for the integrity of the Company’s financial information and the financial reporting process, including the system of internal control over financial reporting. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for conducting independent audits of the Company’s financial statements and expressing an opinion on the financial statements based upon those audits. The Audit Committee is responsible for overseeing the conduct of these activities.

The Audit Committee has:

•	reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 28, 2014 with management and Ernst & Young LLP;

•	discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; and

•

received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning Ernst & Young LLP’s independence; and has discussed with Ernst & Young LLP its independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2014 for filing with the SEC.

The Audit Committee

Kevin M. Sheehan, Chair

Theodore P. Janulis, Member

Laurence Tarica, Member

EXECUTIVE OFFICERS

The following individuals serve as the executive officers of New Media.

Michael E. Reed, age 48, is our Chief Executive Officer and an employee of our Manager. He became our Chief Executive Officer and a member of our Board on November 26, 2013. Previously he had been our Predecessor’s Chief Executive Officer since January of 2006 and served in this position when our Predecessor filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on September 27, 2013. He was a member of the board of directors of our Predecessor since October 2006. He was formerly the President and Chief Executive Officer of Community Newspaper Holdings, Inc. (“CNHI”), a leading publisher of local news and information and had served in that capacity since 1999. Mr. Reed served as CNHI’s Chief Financial Officer from 1997 to 1999. Prior to that, he worked for Park Communications, Inc., a multimedia company, located in Ithaca, New York. Mr. Reed formerly served on the Board of Directors for the Newspaper Association of America. He formerly served on the Board of Directors for the Minneapolis Star Tribune, from 2009 to 2014. Mr. Reed formerly served as a director of the Associated Press and Chairman of the Audit Committee for the Associated Press. Mr. Reed was also a member of the Board of Visitors of the University of Alabama’s College of Communication and Information Sciences and was a member of the Grady College Journalism School’s Board of Advisors. Mr. Reed has a deep understanding of our operations, strategy and people, as well as our industry, serving as our Predecessor’s Chief Executive Officer for over seven years. He has also served in senior executive capacities with other companies in the newspaper and publishing industries. Mr. Reed also has extensive corporate board experience.

Gregory Freiberg, age 48, is our Chief Financial Officer and Chief Accounting Officer and an employee of our Manager. He became New Media’s Chief Financial Officer in January of 2014. He was formerly the Executive Vice President and Chief Financial Officer of Dex One Corporation, a leading marketing solutions provider and had served in that capacity from September 2011 to April 2013. Mr. Freiberg was the Executive Vice President and Chief Financial Officer of Dex One Corporation when Dex One Corporation filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on March 18, 2013. Prior to that, he served as Senior Vice President and Chief Financial Officer of Savvis, Inc. from April 2009 to August 2011, a global leader in cloud and managed solutions. Mr. Freiberg served as Senior Vice President and Chief Financial Officer of XO Holdings, Inc. and XO Communications, LLC from April 2006 to March 2009. Mr. Freiberg received his Bachelor of Science in Business Administration from the University of South Dakota, holds a CPA Certificate (Inactive) from the State of Nebraska, and served in the United States Army National Guard from 1986-1995.

Kirk Davis, age 53, is our Chief Operating Officer. He became our Chief Operating Officer and the Chief Executive Officer of GateHouse in February of 2014. He became the President and Chief Operating Officer of our Predecessor in January 2009 and still serves as its President. Mr. Davis was the President and Chief Operating Officer of our Predecessor when it filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code on September 27, 2013. Mr. Davis has been an employee of our Predecessor since 2006, when he served as the Chief Executive Officer of GateHouse Media New England. Prior to joining our Predecessor, Mr. Davis served as the Chief Executive Officer of Enterprise NewsMedia, LLC, also known as the South of Boston Media Group, from 2004 to 2006. Prior to that, Mr. Davis served as Vice President of Publishing for Turley Publications, Inc., a publishing and printing company, from 2002 to 2004. In 2001, Mr. Davis formed Cracked Rock Media, Inc. and began acquiring newspapers in Central Massachusetts. Mr. Davis still owns Cracked Rock Media, but has no day-to-day operational involvement. Prior to that, Mr. Davis served as President of Community Newspaper Company (“CNC”) from 1998 to 2001. Mr. Davis also served as President of a newspaper group in the Boston area (TAB Newspapers), which was part of CNC, from 1996 to 1998. Mr. Davis also served as a publisher and managed newspaper companies in Pennsylvania, Massachusetts and California.

EXECUTIVE COMPENSATION

In fiscal year 2014, Mr. Reed’s compensation for service as our Chief Executive Officer and Mr. Freiberg’s compensation for service as our Chief Financial Officer and Chief Accounting Officer were paid by the Manager pursuant to the terms of our Management Agreement. Our Management Agreement generally provides that our Manager is responsible for managing our affairs. Mr. Reed and Mr. Freiberg, in their capacities as employees of our Manager, devote such portion of their time to our affairs as is necessary to enable us to operate our business.

Messrs. Reed and Freiberg did not receive any compensation from us for serving as our officers. Mr. Davis is compensated by us for his service as our Chief Operating Officer and as Chief Executive Officer of GateHouse.

Compensation Discussion and Analysis

Other than Mr. Davis, our executive officers are not compensated by us and neither our Board nor our Compensation Committee has a role in determining the compensation received by them from our Manager for their services to us. In 2014, our Compensation Committee generally followed the practices of our Predecessor in 2013 and the terms of Mr. Davis’ existing employment agreement in regard to Mr. Davis’ annual compensation.

The following Compensation Discussion and Analysis describes the material elements of compensation for Mr. Davis. We have a fairly simple executive compensation program as our Manager is primarily responsible for managing our affairs. Our executive compensation program in 2014 had two key elements: (a) base salary and (b) an annual incentive in the form of an annual bonus.

We did not hold an annual stockholders meeting in 2014. Our Predecessor’s stockholders approved the fiscal year 2012 executive compensation program at its 2013 Annual Meeting. After considering the results of the vote, the Board concluded that the executive compensation program continued to promote the creation of value for our stockholders, and therefore made no significant changes to the executive compensation program.

Objectives of Our Compensation Program

The primary objective of our executive compensation program is to attract and retain executives with the requisite skills and experience to help us achieve our business mission and develop, expand and execute business opportunities to improve long-term stockholder value.

Key Elements of Our Executive Compensation Program

We seek to achieve the objectives for our executive compensation program through two key compensation elements:

•	a base salary; and

•	an annual incentive in the form of an annual bonus paid at our Compensation Committee’s discretion, based on its evaluation of short-term company and individual performance.

The Compensation Committee may grant long-term incentives, cash or equity, in its discretion but did not make any such grants in 2014.

Compensation Setting Process

Role of the Compensation Committee

Our Compensation Committee is primarily responsible for overseeing and annually approving Mr. Davis’ compensation. In 2014, neither the Company nor our Compensation Committee utilized the services of a compensation consultant in determining Mr. Davis’ compensation.

Executive Compensation Program

Base Salary

Mr. Davis is paid a base salary providing him with a guaranteed income stream which does not vary with performance. Mr. Davis’ base salary is reflected in his employment agreement and was based on his job responsibilities, leadership and experience and value to, and length of service with, our Company. Mr. Davis’ base salary was increased in February 2014 in recognition of the greater responsibilities he assumed in 2014.

Annual Bonus Incentive

Mr. Davis is entitled to a discretionary annual bonus. The annual bonus incentive is used to ensure that a portion of his compensation is at risk, and that he has the opportunity to receive a variable amount of compensation based on the Compensation Committee’s evaluation of his and the Company’s performance. The bonus is payable in our Common Stock or cash or a combination thereof, as determined by our Compensation Committee, in its sole discretion.

While the amount, if any, of an annual bonus is determined by our Compensation Committee in its sole discretion, the Compensation Committee looks at many factors in its decision-making process relating to the amount, if any, of the annual bonus. The factors generally involve the following:

•

Reviewing Company performance.    Our Compensation Committee reviews all aspects of financial and operational performance of the Company, and also assesses Company performance in relation to the Company’s business direction, as determined by the Compensation Committee, taking into account changing economic and market environments.

•

Individual performance.    Our Compensation Committee also evaluates individual performance beyond purely financial measures, including, generally, one or any combination of the following: (i) exceptional performance of each individual’s functional responsibilities; (ii) leadership; (iii) creativity; (iv) innovation; (v) collaboration; (vi) development and implementation of growth initiatives; and (vii) other activities that are critical to driving long-term value for stockholders.

•

Measuring performance.    After the end of the fiscal year, our Compensation Committee reviews Company and individual performance. The Compensation Committee does not apply a rigid set of rules for determining the relative importance of the factors discussed above. Our Compensation Committee may emphasize or weight particular factors differently for each fiscal year.

After considering a variety of factors, including but not limited to Mr. Davis’ level of responsibility, the Company’s financial and operational performance, and other cultural factors specific to the Company’s philosophy and mission, in February 2015 the Compensation Committee approved and recommended to the Board, which subsequently approved, a cash bonus of $400,000 to Mr. Davis.

Benefits and Perquisites

Mr. Davis receives benefits and perquisites that are substantially the same as those offered to other employees of the Company and its subsidiaries, including vacation, sick time, participation in medical, dental and insurance programs, all in accordance with the terms of such plans and programs in effect from time to time.

Risk and Compensation Policies

In considering the risks to the Company and its business that may be implied by our compensation plans and programs, our Compensation Committee considers the design, operation and mix of the plans and programs at all levels of the Company. Our compensation program is designed to mitigate the potential to reward excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but that may undermine the successful execution of our long-term business strategy and erode stockholder value.

2014 Summary Compensation Table

The table below summarizes the total compensation paid or earned by Mr. Davis for the fiscal year 2014, ending December 28, 2014, for service as our Chief Operating Officer and as Chief Executive Officer of GateHouse. We have included information in the table below regarding Mr. Davis’ compensation as an executive officer of our Predecessor for 2013 and 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All other compensation ($)(5)	Total ($)
Kirk Davis	2014	494,785	400,000	(1)	19,849	3,296	917,930
— Chief Operating Officer	2013	479,001	125,000	(2)	0	3,799	607,800
	2012	461,261	350,000	(3)	15,117	4,250	830,628

(1)	This amount reflects the bonus amount that was earned in 2014 and paid in 2015.

(2)	This amount reflects the bonus amount that was earned in 2013 and paid in 2014.

(3)	This amount reflects the bonus amount earned and paid in 2012.

(4)

The amounts in this column represent the aggregate change in the actuarial present value of Mr. Davis’ accumulated benefit under the George W. Prescott Publishing Company Pension Plan, which was frozen effective December 31, 2008.

(5)	The amounts in this column reflect contributions to Mr. Davis’ 401(k) plan by the Company or the Predecessor.

Employment Agreement

Mr. Davis has no employment agreement with New Media. Mr. Davis and our Predecessor entered into an employment agreement, effective as of January 9, 2009, as amended on March 6, 2012.

Pursuant to his employment agreement, which has no guaranteed term of employment or renewal provision, Mr. Davis’ annual base salary shall be reviewed on an annual basis and adjusted upward in the sole discretion of the Board. Pursuant to his employment agreement, Mr. Davis also is eligible for an annual bonus, based on the achievement, as determined by the Board in its sole discretion, of certain performance standards agreed to by Mr. Davis and the Company. Such bonus may be paid in such combination of cash and shares of Common Stock as determined by the Board, in its sole discretion.

Mr. Davis was appointed as Chief Executive Officer of GateHouse on January 14, 2014 and continues to be employed in that role pursuant to his employment agreement described above.

No Grants of Plan-Based Awards, No Equity Compensation Granted During 2014, No Outstanding Equity Awards at Fiscal Year-End and In 2014 No Options Exercised or Stock Vested During 2014

We did not grant any plan-based awards or equity compensation to Mr. Davis during the fiscal year ending December 28, 2014. No equity awards were outstanding at the end of fiscal 2014. Mr. Davis did not exercise any stock options nor was he vested in any stock awards during 2014.

Pension Benefits

The following table sets forth Mr. Davis’ retirement benefits under our retirement plans.

Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Kirk Davis	Prescott Pension Plan	4.8	$75,926	$—

We maintain one defined benefit plan, the George W. Prescott Publishing Company Pension Plan (the “Prescott Pension Plan”). The Prescott Pension Plan benefits the employees of the George W. Prescott Publishing Company by providing funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code. Benefits under the Prescott Pension Plan are funded by an irrevocable tax-exempt trust. An executive’s benefits under the Prescott Pension Plan are payable from the assets held by a tax-exempt trust, and are based on earnings up to a compensation limit under the Internal Revenue Code (which was $230,000 in 2008).

Effective December 31, 2008, the Prescott Pension Plan was amended to freeze benefit accruals and participation. The terms and conditions below relate solely to Mr. Davis and the other participants in the Prescott Pension Plan.

The “Normal Retirement Benefit” is expressed as an annual single life annuity payable from normal retirement age for the remainder of his life. The benefit under the Prescott Pension Plan is equal to an amount equal to the sum of (i) and (ii):

(i)	an amount equal to the product of:

(a) 0.5% of Mr. Davis’ Average Compensation (as defined below) not in excess of the covered compensation base plus 1% of his Average Compensation in excess of the covered compensation base; and (b) Mr. Davis’ years of Accrued Service (as defined below) (not in excess of 40).

(ii)	an amount equal to the product of:

(a) 0.67% of Mr. Davis’ Average Compensation; and

(b) Mr. Davis’ years of Accrued Service in excess of 40.

“Average Compensation” means the average of Mr. Davis’ highest compensation paid during any five consecutive plan years of the ten plan years prior to December 31, 2008. “Compensation” means Mr. Davis’ total compensation in a plan year, excluding any bonuses, any overtime payments and employer contributions under the Prescott Pension Plan or under any other employee benefit plan of an affiliated company. Pay in excess of the Internal Revenue Code Section 401(a)(17) limit, is not considered. “Accrued Service” is the total number of years prior to January 1, 2009 (June 1, 2009 for IBT Union employees), during which the executive has completed at least 1,000 Hours of Service.

If Mr. Davis retires after reaching the age of 60 and has completed five years of vesting service, he is entitled to the benefit amount. However, the benefit amount will be reduced 0.56% for each month his retirement precedes his reaching the age of 65.

In the event Mr. Davis dies prior to the commencement of benefit payments, his spouse will be eligible for a death benefit protection. This provides that if Mr. Davis and spouse were married for at least one year prior to his date of death, then the spouse of Mr. Davis shall receive a survivor annuity which is equal to 50% of the pension Mr. Davis would have received had he retired on his date of death or age 60, if later, with a joint and 50% survivor annuity option.

If Mr. Davis dies after payment of his benefit under the Prescott Pension Plan has commenced, the death benefit payable, if any, shall be determined in accordance with the form in which the benefit was being paid. The pension benefit under the Prescott Pension Plan is reduced if paid before normal retirement age. The pension benefit is defined as a single life annuity. Optional annuity forms which are approximately equal in value are also available.

2014 Non-Qualified Deferred Compensation

Mr. Davis was not a participant in and did not make contributions to or withdrawals from any nonqualified deferred compensation plans during the fiscal year ending December 28, 2014.

Potential Payments Upon Resignation, Termination or Change in Control

The following table estimates the amount of compensation payable to Mr. Davis under his employment agreement in the event of termination of his employment upon voluntary termination, termination for cause, death, disability, retirement, involuntary not for cause termination and termination following a change of control. The amounts shown are estimates assuming that such termination was effective as of December 28, 2014. Mr. Davis is entitled to receive amounts earned during his term of employment regardless of the manner in which his employment is terminated. These amounts include accrued but unpaid base salary and accrued and unused vacation pay through the date of such termination (the “Accrued Benefits”) and are not shown in the table.

Payments Made Upon Termination for Cause or Resignation without Good Reason

Pursuant to his employment agreement, if Mr. Davis’ employment is terminated by the Company for “Cause” or he voluntarily resigns without “Good Reason” (as such terms are defined below), he would not be entitled to any further compensation or benefits other than Accrued Benefits. Mr. Davis would also forfeit any unvested restricted stock bonuses and, in the case of termination due to an act of dishonesty committed in connection with our business, he would forfeit all shares subject to any restricted stock bonuses.

Payments Made Upon Termination without Cause or Termination for Good Reason Unrelated to a Change in Control

Pursuant to his employment agreement, if Mr. Davis’ employment is terminated by the Company other than for Cause or is terminated by Mr. Davis for Good Reason unrelated to a change in control, in each case, not within 18 months following the earlier to occur of the commencement of any discussion with any individual or entity that ultimately results in a change in control or the occurrence of a change in control transaction (this period is referred to as the “Protection Period”), then he shall be entitled to:

(a) the Accrued Benefits;

(b) an amount equal to 12 months current base salary payable in accordance with the Company’s customary payroll practices;

(c) any declared bonus not yet paid;

(d) continuation of health benefits at the same levels until the earlier of: (i) the time it takes Mr. Davis to become eligible for benefits from a new employer; or (ii) 12 months from the date of termination; and

(e) the shares subject to any restricted stock bonuses that would have vested on the next anniversary date following the date of such termination, but in no event less than one-third (1/3) each of the shares underlying any such restricted stock bonuses.

Payments Made Upon Termination without Cause or Termination for Good Reason following a Change in Control

Pursuant to his employment agreement, if Mr. Davis’s employment is terminated by the Company other than for Cause or is terminated by him for Good Reason following a change in control, in each case within the Protection Period, then he shall be entitled to:

(a) the Accrued Benefits;

(b) an amount equal to 24 months base salary plus average monthly bonus payable in accordance with the Company’s customary payroll practices;

(c) a pro-rated bonus for the year of termination;

(d) vesting of the portion of the shares of any restricted stock bonuses that are not vested as of the date of termination, if the date of termination is within 12 months of the change in control;

(e) up to 6 months of outplacement services;

(f) continuation of health benefits at the same levels until the earlier of: (i) the time it takes Mr. Davis to become eligible for benefits from a new employer; or (ii) 12 months from the date of termination; and

(g) the shares subject to any restricted stock bonuses that would have vested on the next anniversary date following the date of such termination, but in no event less than one-third (1/3) each of the shares underlying any restricted stock bonuses, if the date of termination is not within 12 months of the change in control.

Payments Made Upon Death or Disability

Pursuant to his employment agreement, if Mr. Davis’ employment is terminated by reason of death or Disability (as defined in his employment agreement), he would not be entitled to receive any further compensation or benefits other than the Accrued Benefits. If Mr. Davis fails to perform his duties as a result of Disability or incapacity, he shall continue to receive his base salary and all other benefits and all other compensation unless and until his employment is terminated.

Potential Payments upon Termination or Change of Control(1)

VOLUNTARY TERMINATION, TERMINATION FOR CAUSE OR RESIGNATION WITHOUT “GOOD REASON”
Total	$0
DEATH
Life insurance proceeds	$494,785
Total	$494,785
DISABILITY
Total	$0

TERMINATION WITHOUT CAUSE, TERMINATION FOR “GOOD REASON” UNRELATED TO A “CHANGE IN CONTROL”
Annual bonus(2)	$125,000
Cash severance payment(3)	$494,785
Continued health care benefits	$9,466
Total	$629,251

TERMINATION WITHOUT CAUSE, TERMINATION FOR “GOOD REASON” FOLLOWING A “CHANGE IN CONTROL”
Annual bonus(4)	$400,000
Cash severance payment(5)	$1,539,570
Continued health care benefits	$9,466
Outplacement	$9,000
Total	$1,958,036

(1)	This table assumes the specified termination events or change in control occurred on December 28, 2014.

(2)	This is the maximum amount based on the previous year’s bonus and is payable only if previously declared but remained unpaid.

(3)	The “cash severance payment” consists of a monthly payment for 12 months equal to the executive’s monthly base salary.

(4)	This is the maximum amount based on his bonus for 2014 and is subject to pro-ration for the portion of the year elapsed.

(5)

The “cash severance payment” consists of a monthly payment for 24 months equal to the executive’s monthly base salary and average monthly bonus (the average of the last three annual cash bonuses divided by 12).

“Cause” is defined as: (a) a conviction of, guilty plea concerning or confession of any felony; (b) any act of dishonesty in connection with GateHouse’s business; (c) any uncured material breach by Mr. Davis of his employment agreement; (d) any material breach of any reasonable and lawful rule or directive from GateHouse; (e) the gross or willful neglect of duties or gross misconduct by Mr. Davis; or (f) the habitual use of drugs or habitual, excessive use of alcohol to the extent that any of such uses materially interferes with the performance of Mr. Davis’ duties under his employment agreement.

“Good Reason” is defined as the occurrence of any one or more of the following at any time during Mr. Davis’ employment without his written consent: (a) the failure to maintain Mr. Davis in the same or better position with GateHouse which Mr. Davis held immediately prior to a change in control, or the removal of Mr. Davis as a member of the GateHouse board of directors; (b) a significant adverse change in the nature or scope of Mr. Davis’ authorities, powers, functions, responsibilities or duties immediately prior to the change in control; (c) a reduction in the aggregate of Mr. Davis’ base salary or annual cash bonus; (d) a reduction in Mr. Davis’ long-term incentive compensation opportunity; (e) the termination or denial of Mr. Davis’ rights to retirement or welfare benefits or a reduction in the scope or value of such benefits (other than any reduction that is generally applicable to all employees); (f) any change of Mr. Davis’ principal place of employment to a location more than 50 miles away from his principal place of employment immediately prior to a change in control; (g) any uncured failure to pay Mr. Davis any compensation when due; (h) the delivery to Mr. Davis of a written notice of the intent to terminate his employment for any reason, other than cause or disability, regardless of when such termination is intended to become effective; or (i) any failure by GateHouse to comply with any provision of his employment agreement.

Mr. Davis’ receipt of the payments and benefits outlined above are subject to his execution of a general release of claims against GateHouse and its affiliates. He also has restrictive covenants in his employment agreement for the benefit of GateHouse and its affiliates relating to non-competition during the term of employment and for the one year period following termination of his employment for any reason. Mr. Davis’ employment agreement also contains restrictive covenants relating to non-solicitation of employees, directors, agents, clients, customers, vendors, suppliers or consultants of GateHouse and its affiliates during the term of employment and for the one year period following termination of his employment for any reason.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the 2014 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.

Based on this review and their discussions, the Compensation Committee has recommended to the Board that the 2014 Compensation Discussion and Analysis be included in this Proxy Statement for the 2015 Annual Meeting of Stockholders to be filed with the SEC.

The Compensation Committee

Theodore P Janulis, Chair

Kevin M. Sheehan, Member

Laurence Tarica, Member

Compensation Committee Interlocks and Insider Participation

None.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company equity securities to file initial reports of ownership and reports of changes in ownership with the SEC. The Company assists its directors and executive officers by monitoring transactions and completing and filing Section 16 reports on their behalf. Based solely upon review of the copies of such forms furnished to the Company and written representations from its directors and executive officers, the Company believes that all Section 16(a) filing requirements were met during 2014.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table provides information with respect to the beneficial ownership of our Common Stock as of March 27, 2015 (except as otherwise noted) by (i) each person who is a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and our named executive officers, and (iii) all directors and executive officers as a group.

On November 26, 2013, the effective date of our Predecessor’s emergence from bankruptcy (the “Effective Date”), we were deemed to have issued and distributed 1,362,479 New Media Warrants. The New Media Warrants collectively represent the right to acquire our Common Stock, which in the aggregate was equal to 5% of our Common Stock as of the Effective Date (calculated prior to dilution from shares of our Common Stock issued to Newcastle Investment Corp. (“Newcastle”) in exchange for Newcastle’s contribution of 100% of the stock of Local Media Group Holdings LLC (the “Local Media Contribution”)) at a strike price of $46.35 calculated based on our total equity value prior to the Local Media Contribution of $1.2 billion. Former equity interests of our Predecessor were cancelled under the Plan.

Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities. We have outstanding an aggregate of 44,672,399 shares of Common Stock as of March 27, 2015.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Wesley R. Edens(3)(6)	1,279,791	2.81%
Michael E. Reed(4)(12)	45,319	*	%
Kevin M. Sheehan(5)(7)	9,794	*	%
Theodore P. Janulis(7)	8,535	*	%
Laurence Tarica(7)	23,535	*	%
Kirk Davis(8)	45,292	*	%
Gregory Freiberg(12)	35,769	*	%
All directors, nominees and executive officers as a group (7 persons)(9)	1,448,035	3.18%
Omega Advisors, Inc. and its affiliates(10)	3,030,718	6.78%
Franklin Mutual Advisers, LLC(11)	2,470,007	5.53%

*	Denotes less than 1%.

(1)	The address of all of the officers and directors listed above are in the care of FIG LLC, 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.

(2)

Percentages shown assume the exercise by such persons of all options and warrants to acquire shares of or Common Stock that are exercisable within sixty days after the date of this Proxy Statement and no exercise by any other person.

(3)

Includes 300,246 shares of Common Stock held by Mr. Edens, 74,872 shares of Common Stock held by FOE I, which is an affiliate of our Manager, 517,293 shares of Common Stock issuable upon exercise of the New Media Warrants held by FIF III Liberty Holdings LLC, the option to purchase 340,180 shares of Common Stock granted to FOE I that are vested and exercisable within sixty days after the date of this Proxy Statement and 47,200 shares of Common Stock held by WRE 2012 Trust LLC, over which Mr. Edens has investment discretion. Mr. Edens disclaims beneficial ownership of the shares and options to purchase shares of Common Stock held by FOE I and the shares of Common Stock issuable upon the exercise of the New Media Warrants held by FIF III Liberty Holdings LLC, except, in each case, to the extent of his pecuniary interest therein. Does not include 7,219 shares of Common Stock held by a charitable trust of which Mr. Edens’ spouse is sole trustee, and Mr. Edens disclaims beneficial ownership of the shares of Common Stock held by this charitable trust; does not include 7,219 shares of Common Stock held by a charitable trust of which Mr. Edens is trustee, and Mr. Edens disclaims beneficial ownership of these shares of Common Stock.

(4)	Includes 9,550 shares of Common Stock issuable upon exercise of the New Media Warrants.

(5)	Includes 1,259 shares of Common Stock issuable upon exercise of the New Media Warrants.

(6)

Mr. Edens, as a beneficial owner of FOE I, may be considered to have, together with the other beneficial owners of FOE I, shared voting and investment power with respect to the shares of New Media Common Stock held by FOE I.

(7)

Includes, with respect to each of the following individuals, restricted stock grants of 5,290 shares of Common Stock that vest in two additional equal installments out of three total installments on March 14 of each of 2016 and 2017, subject to such individual’s continued service as a director through each vesting date: Sheehan; Janulis; and Tarica.

(8)

Includes 1,700 shares of Common Stock issuable upon exercise of the New Media Warrants. Includes a restricted stock grant of 43,592 shares of Common Stock that vests in three equal installments on February 24 of each of 2016, 2017 and 2018, subject to Mr. Davis’ continued service as an employee through each vesting date.

(9)	Includes an aggregate of 529,802 shares of Common Stock issuable upon warrants, options to purchase 340,185 shares of Common Stock and 54,173 shares of restricted stock.

(10)

Based on information set forth in Schedule 13G, dated January 26, 2015, filed by Leon G. Cooperman (the “Reporting Person”), with respect to 3,030,718 shares of New Media Common Stock, which includes (i) 81,219 shares of New Media Common Stock held by the Reporting Person; (ii) 269,086 shares of New Media Common Stock held in the account of the Reporting Person’s spouse, Toby Cooperman, over which the Reporting Person has investment discretion; (iii) 2,275,556 shares of New Media Common Stock held in the accounts of private investment entities over which the Reporting Person has investment discretion; (iv) 83,024 shares of New Media Common Stock held in the account of the Leon & Toby Cooperman Family Foundation over which the Reporting Person has investment discretion; (v) 5,414 shares of New Media Common Stock held in the account of the Reporting Person’s son, Michael S. Cooperman, over which the Reporting Person has investment discretion; and (vi) 316,419 shares of New Media Common Stock held in managed accounts over which the Reporting Person has investment discretion. The Reporting Person disclaims beneficial ownership of the shares of New Media Common Stock referred to in sections (ii) through (vi) above, except, with regards to (iii) and (vi), to the extent of his pecuniary interest therein.

(11)

Based on information set forth in Schedule 13G, dated February 3, 2015, filed by Franklin Mutual Advisers, LLC (“Franklin Mutual”), which states that Franklin Mutual has sole voting power and dispositive power over 2,470,007 shares of New Media Common Stock.

(12)

Does not include shares of New Media Common Stock issuable upon exercise of the tandem awards granted to Michael Reed and Gregory Freiberg, given that none are exercisable within sixty days after the date of this Proxy Statement. The tandem awards correspond on a one-to-one basis with options granted to FIG LLC, such that exercise of the tandem award would result in the corresponding option held by the manager being cancelled. Upon the grant of options to the manager (or an affiliate), such options are fully vested and become exercisable over a 30-month period (the “Total Exercisability Period”) in equal monthly installments beginning on the first of each month following the month in which the options were granted. When tandem awards are granted with respect to manager options, the manager options become exercisable in equal monthly installments over a portion of the Total Exercisability Period equal to the product of (i) the ratio of tandem awards to the total number of related options (including options underlying such tandem awards) multiplied by (ii) 30 (such period, the “Manager Exercisability Period”). Following the Manager Exercisability Period, the tandem awards vest in equal installments on the first of each month over the remainder of the Total Exercisability Period and become exercisable only at the end of the Total Exercisability Period.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS, AFFILIATES AND AFFILIATED ENTITIES

Our Board has adopted written policies and procedures regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which we or any of our subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to the legal department any proposed related person transaction and all material facts about the proposed transaction. The legal department would then assess and promptly communicate that information to our independent directors. Based on their consideration of all of the relevant facts and circumstances, our independent directors would decide whether or not to approve such transaction and would generally approve only those transactions that are in, or are not inconsistent with, the best interests of the Company, as determined by at least a majority of the independent directors. If we become aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to our independent directors, who will evaluate all options available, including ratification, revision or termination of such transaction. Our policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Transactions between us and the Manager or any affiliate of the Manager must be approved in advance by the majority of the independent directors and be determined by such independent directors to be in our best interests. If any affiliate transaction involving the acquisition of an asset by us from the Manager or an affiliate of the Manager is not approved in advance by a majority of the independent directors, then the Manager may be required to repurchase the asset at our purchase price (plus closing costs). As of December 28, 2014, Fortress and its affiliates owned approximately 1.8% of the Company’s outstanding stock and approximately 41.1% of the Company’s outstanding warrants.

In addition, our Chairman, Wesley Edens, is also the Co-Chairman of the board of directors of Fortress. We do not pay Mr. Edens a salary or any other form of compensation.

Our Chief Operating Officer owns an interest in a company, from which we received $355,000 during the year ended December 28, 2014, for commercial printing services which is included in commercial printing and other on the consolidated statement of operations and comprehensive income (loss).

The Company’s Chief Executive Officer and Chief Financial Officer are employees of the Manager and their salaries are paid by the Manager.

Management Agreement

We are managed by the Manager, an affiliate of Fortress, pursuant to the terms of the Amended and Restated Management and Advisory Agreement, dated as of March 6, 2015 (the “Management Agreement”), between us and our Manager. The Management Agreement provides for the day-to-day management of our operations. Our Management Agreement requires our Manager to manage our business affairs subject to the supervision of our Board.

Our Manager is responsible for, among other things, (i) the purchase and sale of our investments, (ii) the financing of our investments, and (iii) investment advisory services. Our Manager is responsible for our day-to-day operations and will perform (or cause to be performed) such services and activities relating to our assets and operations as may be appropriate, which may include, without limitation, the following:

(i)	serving as the Company’s consultant with respect to the periodic review of the investment criteria and parameters for investments of the Company (“Investments”), borrowings and operations;

(ii)	investigation, analysis, valuation and selection of investment opportunities;

(iii)

with respect to prospective Investments by the Company and dispositions of Investments, conducting negotiations with brokers, sellers and purchasers and their respective agents and representatives, investment bankers and owners of privately and publicly held companies;

(iv)

engaging and supervising, on behalf of the Company and at the Company’s expense, independent contractors that provide services relating to the Investments, including, but not limited to, investment banking, legal advisory, tax advisory, accounting advisory, securities brokerage, real estate advisory and brokerage, and other financial and consulting services as the Manager determines from time to time is advisable;

(v)	negotiating on behalf of the Company for the sale, exchange or other disposition of any Investments;

(vi)	coordinating and managing operations of any joint venture or co-investment interests held by the Company and conducting all matters with the joint venture or co-investment partners;

(vii)	providing executive and administrative personnel, office space and office services required in rendering services to the Company;

(viii)	administering the day-to-day operations of the Company and performing and supervising the performance of such other administrative functions necessary in the management of the Company as may be agreed upon by the Manager and our Board, including, without limitation, the collection of revenues and the payment of the Company’s debts and obligations and maintenance of appropriate computer services to perform such administrative functions;

(ix)

communicating on behalf of the Company with the holders of any equity or debt securities of the Company as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

(x)	counseling the Company in connection with policy decisions to be made by our Board;

(xi)	evaluating and recommending to our Board modifications to the hedging strategies in effect on the date hereof and engaging in hedging activities on behalf of the Company;

(xii)

counseling the Company regarding the maintenance of its exemption from the Investment Company Act of 1940 (the “Investment Company Act”) and monitoring compliance with the requirements for maintaining an exemption from the Investment Company Act;

(xiii)

assisting the Company in developing criteria that are specifically tailored to the Company’s investment objectives and making available to the Company its knowledge and experience with respect to its target assets;

(xiv)

representing and making recommendations to the Company in connection with the purchase and finance, and commitment to purchase and finance, of its target assets, and in connection with the sale and commitment to sell such assets;

(xv)

monitoring the operating performance of the Investments and providing periodic reports with respect thereto to our Board, including comparative information with respect to such operating performance, valuation and budgeted or projected operating results;

(xvi)

investing and re-investing any moneys and securities of the Company (including investing in short-term Investments pending investment in Investments, payment of fees, costs and expenses, or payments of dividends or distributions to stockholders and partners of the Company) and advising the Company as to its capital structure and capital raising;

(xvii)

causing the Company to retain qualified accountants and legal counsel, as applicable, to assist in developing appropriate accounting procedures, compliance procedures and testing systems with respect to financial reporting obligations and to conduct quarterly compliance reviews with respect thereto;

(xviii)	causing the Company to qualify to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

(xix)

assisting the Company in complying with all regulatory requirements applicable to the Company in respect of its business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents required under the Exchange Act;

(xx)

taking all necessary actions to enable the Company to make required tax filings and reports, including soliciting stockholders for required information to the extent provided by the provisions of the Code;

(xxi)

handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which the Company may be involved or to which the Company may be subject arising out of the Company’s day-to-day operations, subject to such limitations or parameters as may be imposed from time to time by our Board;

(xxii)

using commercially reasonable efforts to cause expenses incurred by or on behalf of the Company to be reasonable or customary and within any budgeted parameters or expense guidelines set by our Board from time to time;

(xxiii)

performing such other services as may be required from time to time for management and other activities relating to the assets of the Company as our Board shall reasonably request or the Manager shall deem appropriate under the particular circumstances; and

(xxiv)	using commercially reasonable efforts to cause the Company to comply with all applicable laws.

Indemnification

Pursuant to our Management Agreement, our Manager does not assume any responsibility other than to render the services called for thereunder in good faith and is not responsible for any action of our Board in following or declining to follow its advice or recommendations. Our Manager, its members, managers, officers and employees are not liable to us or any of our subsidiaries, to our Board, or our or any subsidiary’s stockholders or partners for any acts or omissions by our Manager, its members, managers, officers or employees, except by reason of acts constituting bad faith, willful misconduct, gross negligence or reckless disregard of our Manager’s duties under our Management Agreement. We shall, to the full extent lawful, reimburse, indemnify and hold our Manager, its members, managers, officers and employees and each other person, if any, controlling our Manager, harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from any acts or omissions of an indemnified party made in good faith in the performance of our Manager’s duties under our Management Agreement and not constituting such indemnified party’s bad faith, willful misconduct, gross negligence or reckless disregard of our Manager’s duties under our Management Agreement.

Our Manager will, to the full extent lawful, reimburse, indemnify and hold us, our stockholders, directors, officers and employees and each other person, if any, controlling us, harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from our Manager’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under our Management Agreement. Our Manager carries errors and omissions and other customary insurance.

Management Team

Following the commencement of “regular-way” trading of Common Stock on a major U.S. national securities exchange (the “Listing”) on February 14, 2014, the Manager is responsible for the compensation and benefits of our Chief Executive Officer and Chief Financial Officer. Any increase to our Chief Executive Officer’s and Chief Financial Officer’s compensation and benefits in effect as of the date of the Management Agreement will be approved by the Manager.

Devotion of Additional Time; Conflicts of Interest

Messrs. Reed and Freiberg are not required to exclusively dedicate their services to us and provide services for other entities affiliated with our Manager.

In addition, Fortress affiliates are not restricted from pursuing other opportunities that may create conflicts or competition for us. However, our code of business conduct and ethics prohibits, subject to the terms of our amended and restated certificate of incorporation, the directors, officers and employees of our Manager from engaging in any transaction that involves an actual conflict of interest with us.

Assignment

Our Manager may generally only assign our Management Agreement with the written approval of a majority of our independent directors; provided, however, that our Manager may assign our Management Agreement to an entity whose day-to-day business and operations are managed and supervised by Mr. Wesley R. Edens (the “Principal”), provided, further, that such transaction is determined at the time not to be an

“assignment” for purposes of Section 205 of the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated under such act and the interpretations thereof issued by the SEC. We may not assign our Management Agreement without the prior written consent of our Manager, except in the case of an assignment to our successor, in which case such successor organization shall be bound under our Management Agreement and by the terms of such assignment in the same manner as we are bound under our Management Agreement.

Term; Termination

The initial term of our Management Agreement will expire on March 6, 2018 and will be renewed automatically each year for an additional one-year period unless (i) a majority consisting of at least two-thirds of our independent directors or a simple majority of the holders of outstanding shares of our Common Stock, reasonably agree that there has been unsatisfactory performance that is materially detrimental to us or (ii) a simple majority of our independent directors agree that the management fee payable to our Manager is unfair; provided, that we shall not have the right to terminate our Management Agreement under clause (iii) foregoing if the Manager agrees to continue to provide the services under the Management Agreement at a fee that our independent directors have determined to be fair.

If we elect not to renew our Management Agreement at the expiration of the original term or any such one-year extension term as set forth above, our Manager will be provided with 60 days’ prior notice of any such termination. In the event of such termination, we would be required to pay the termination fee described below. We may also terminate our Management Agreement at any time for cause effective upon sixty (60) days prior written notice of termination from us to our Manager, in which case no termination fee would be due, for the following reasons:

(i)

the willful violation of the Management Agreement by the Manager in its corporate capacity (as distinguished from the acts of any employees of the Manager which are taken without the complicity of the Principal) under the Management Agreement;

(ii)	our Manager’s fraud, misappropriation of funds, or embezzlement against us; and

(iii)	our Manager’s gross negligence of duties under our Management Agreement.

In addition, our Manager may terminate our Management Agreement effective upon sixty (60) days prior written notice of termination to us in the event that we default in the performance or observance of any material term, condition or covenant contained in our Management Agreement and such default continues for a period of thirty (30) days after written notice thereof specifying such default and requesting that the same be remedied in such 30 day period.

If our Management Agreement is terminated by our Manager upon our breach, we would be required to pay our Manager the termination fee described below.

Management Fee

We pay our Manager an annual management fee equal to 1.50% per annum of our Total Equity (as defined in the Management Agreement) calculated and payable monthly in arrears in cash. Total Equity is generally the equity transferred by Newcastle Investment Corp. on the date on which our shares trade in the “regular way” market on the NYSE, plus total net proceeds from any equity capital raised (including through stock offerings), plus certain capital contributions to subsidiaries, plus the equity value of certain assets contributed to the Company, less capital dividends and capital distributions.

Our Manager computes each installment of the management fee within 15 days after the end of the calendar month with respect to which such installment is payable.

Incentive Compensation

Our Manager is eligible to receive on a quarterly basis annual incentive compensation in an amount equal to the product of 25% of the dollar amount by which (a) the Adjusted Net Income of the Company exceeds (b)(i) the weighted daily average total equity (plus cash capital raising costs), multiplied by (ii) a simple interest rate of 10% per annum.

“Adjusted Net Income” means net income (computed in accordance with U.S. GAAP plus depreciation and amortization, and after adjustments for (a) unconsolidated partnerships, joint ventures and permanent cash tax savings and (b) other non-routine items. “Other non-routine items” means (a) (i) write-offs of unamortized deferred financing fees, or additional costs, make-whole payments, penalties or premiums incurred as the result of early repayment of debt, (ii) changes in the fair value of contingent consideration and financial instruments, (iii) preferred stock redemption charges, (iv) gains or losses related to litigation, claims, and other contingencies, (v) losses on early extinguishment of debt, (vi) charges or income related to changes in income tax valuation allowances, tax litigation or settlements, (vii) impairments or reversals of impairments, and (viii) integration expenses related to acquisitions, and (b) other adjustments approved by the Independent Directors upon reasonable request by the Manager from time to time. Adjusted net income will be computed on an unconsolidated basis. The computation of adjusted net income may be adjusted at the direction of the independent directors upon reasonable request by the Manager based on changes in, or certain applications, of GAAP.

Upon any termination of our Management Agreement by either party, we shall be entitled to purchase our Manager’s right to receive incentive compensation from our Manager for a cash purchase price equal to the amount that would be distributed to our Manager if all of our assets were sold for cash at their then current fair market value (taking into account, among other things, expected future performance of the underlying investments) or otherwise continue to pay the incentive compensation to the Manager. In addition, if we do not elect to so purchase the Manager’s right to receive incentive compensation, our Manager will have the right to require us to purchase the same at the price described above. In either case, such fair market value shall be determined by independent appraisal to be conducted by a nationally recognized appraisal firm mutually agreed upon by us and our Manager.

Our Board may request that our Manager accept all or a portion of its incentive compensation in shares of our Common Stock, and our Manager may elect, in its discretion, to accept such payment in the form of shares, subject to limitations that may be imposed by the rules of the NYSE or otherwise.

Upon the successful completion of an offering of shares of our Common Stock or any shares of preferred stock (including in connection with a merger or acquisition in which such Common Stock or preferred stock are issued as consideration), we will grant our Manager or an affiliate of our Manager options equal to 10% of the number of shares being sold in the offering, with an exercise price equal to the offering price per share paid by the public or other ultimate purchaser. We granted options to purchase 745,062 shares of our Common Stock to an affiliate of our Manager on September 23, 2014 and options to purchase 700,000 shares of our Common Stock to an affiliate of our Manager on January 20, 2015.

Reimbursement of Expenses

Because our Manager’s employees perform certain legal, accounting, due diligence tasks and other services that outside professionals or outside consultants otherwise would perform, following the Listing, our Manager is paid or reimbursed for the cost of performing such tasks, provided that such costs and reimbursements are no greater than those which would be paid to outside professionals or consultants on an arm’s-length basis.

We also pay all operating expenses, except those specifically required to be borne by our Manager under our Management Agreement. Our Manager is responsible for all costs incident to the performance of its duties under the Management Agreement, including compensation of our Manager’s employees, rent for facilities and other “overhead” expenses. The expenses required to be paid by us include, but are not limited to, issuance and transaction costs incident to the acquisition, disposition, operation and financing of our investments, legal and auditing fees and expenses, the compensation and expenses of our independent directors, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of ours (including commitment fees, legal fees, closing costs, etc.), expenses associated with other securities offerings of ours, the costs of printing and mailing proxies and reports to our stockholders, costs incurred by employees of our manager for travel on our behalf, costs associated with any computer software or hardware that is used solely for us, costs to obtain liability insurance to indemnify our directors and officers and the compensation and expenses of our distribution agent.

As of December 28, 2014, the amounts earned by our Manager were $5,618,122 of management fees, $111,970 of incentive compensation and $0 of expense reimbursement.

Termination Fee

The termination fee is a fee equal to the sum of (1) the amount of the management fee during the 12 months immediately preceding the date of termination, and (2) the “Incentive Compensation Fair Value Amount,” if such option is exercised by the Company or the Manager. The Incentive Compensation Fair Value Amount is an amount equal to the incentive compensation that would be paid to the Manager if our assets were sold for cash at their then current fair market value (as determined by an appraisal, taking into account, among other things, the expected future value of the underlying investments).

Registration Rights Agreement with Omega

New Media entered into a registration rights agreement (the “Omega Registration Rights Agreement”) with Omega Advisors, Inc. and its affiliates (collectively, “Omega”). Under the terms of the Omega Registration Rights Agreement, upon request by Omega New Media is required to use commercially reasonable efforts to file a resale shelf registration statement providing for the registration and sale on a continuous or delayed basis by Omega of its New Media Common Stock acquired pursuant to the Plan (the “Registrable Securities”) (the “Shelf Registration”), subject to customary exceptions and limitations. Omega is entitled to initiate up to three offerings or sales with respect to some or all of the Registrable Securities pursuant to the Shelf Registration.

Omega may only exercise its right to request Shelf Registrations if Registrable Securities to be sold pursuant to such Shelf Registration are at least 3% of the then-outstanding New Media Common Stock. This description is a summary and is subject to, and qualified in its entirety by, the provisions of the Omega Registration Rights Agreement filed as Exhibit 4.5 to our registration statement on Form 10/A (File No. 001-36097), filed on November 8, 2013.

PROPOSAL NO. 2 RATIFICATION OF APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 28, 2014. The Audit Committee of the Board has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 27, 2015, and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

Representatives of Ernst & Young LLP will participate in the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board recommends that you vote FOR the approval of the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2015.

Principal Accountant Fees and Services

The following table sets forth the fees, which include out-of-pocket expenses, for services provided by Ernst & Young LLP (“EY”) during the fiscal years 2014 and 2013, ending December 28, 2014 and December 29, 2013, respectively.

Year	2014	2013(1)
Audit Fees	$2,758,570	$2,933,000
Audit-Related Fees	0	$95,000
Tax Fees	0	0
All Other Fees	0	0
Total	$2,758,570	$3,028,000

(1)	These amounts reflect the fees paid by our Predecessor and New Media.

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services.

(a) Audit Fees.    These are fees for professional services rendered by EY for: (1) our audit and the audit of our Predecessor’s annual consolidated financial statements; and (2) the review of financial statements included in our and our Predecessor’s Quarterly Reports on Form 10-Q.

(b) Audit-Related Fees.    For the fiscal year ending December 28, 2014, no fees were incurred for these services. For the fiscal year ending December 29, 2013, audit-related fees included assurance and related services rendered by EY that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services consist of consultation on financial accounting and reporting and due diligence assistance with acquisitions.

(c) Tax Fees.    For the fiscal years ending December 28, 2014 and December 29, 2013 no fees were incurred for these services. Tax fees would include professional services rendered by EY with respect to tax compliance (i.e. tax returns), tax advice and tax planning.

(d) All Other Fees.    For the fiscal years ending December 28, 2014 and December 29, 2013, no fees were incurred for these services. All other fees would include professional services rendered by EY that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees, audit-related fees or tax fees.

The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors’ independence.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for us by the independent registered public accounting firm prior to its engagement for such services. For each engagement, management provides the Audit Committee with information about the services and fees sufficiently detailed to allow the Audit Committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the auditor. After the end of the audit year, management provides the Audit Committee with a summary of the actual fees incurred for the completed audit year.

PROPOSAL NO. 3 ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the requirements of Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, on an advisory basis, the compensation of our named executive officer, Kirk Davis, as disclosed in this Proxy Statement through a “say-on-pay” vote. As described in the Compensation Discussion and Analysis included in this Proxy Statement, the other named executive officers of the Company are not employees of the Company, and the Company has not and does not intend to compensate them directly.

This proposal enables our stockholders to express their views with respect to the compensation of our named executive officer and our overall compensation philosophy and practices. The “say-on-pay” vote is an advisory vote which does not bind the Company or our Board. Nonetheless, the Board and the Compensation Committee will consider the results of the vote as appropriate when making compensation decisions with respect to our named executive officers.

The Board recommends that you vote FOR the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officer, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

PROPOSAL NO. 4 ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

Pursuant to the requirements of Section 14A of the Exchange Act, during the first year in which the “say-on-pay” vote occurs, stockholders must be provided the opportunity to vote on the frequency of future “say-on-pay” votes. Such votes may occur annually, biannually or triennially. The vote is advisory in nature and non-binding. Nonetheless, the Board and the Compensation Committee will consider the results of the vote as appropriate in determining the frequency of the “say-on-pay” vote.

After careful consideration of this proposal, the Board recommends that stockholders vote for holding a say-on-pay vote every year.

The Board recommends that you vote FOR the “say-on-pay” vote to occur every year.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR 2016 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2016 annual meeting of stockholders if they are received by the Company no later than 120 days before the one year anniversary of the date of this Proxy Statement, or December 12, 2015. However, if the 2016 annual meeting is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, to be timely, a stockholder proposal must be received no later than a reasonable time before the Company begins to print and send its Notice of Internet Availability of Proxy Materials. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. Any proposals should be directed to the attention of the Company’s Secretary at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c), the Company’s Bylaws require that such proposal must be received by the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding annual meeting of stockholders. Accordingly, in order for a proposal relating to business to be conducted at our 2016 annual meeting of stockholders to be “timely” under the

Company’s Bylaws, it must be received by the Secretary of the Company at our principal executive office no earlier than January 22, 2016 and no later than February 21, 2016. However, in the event that the date of the 2016 annual meeting of stockholders is advanced or delayed by more than 30 days from May 21, 2016, for a proposal by the stockholders to be timely, it must be received no earlier than the opening of business 120 days before the date of such annual meeting, and not later than the close of business on the 10th day after the earlier of the mailing of the notice of the annual meeting of stockholders or the day on which public announcement of the date of such meeting is first made by the Company.

OTHER MATTERS

The Board knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.newmediainv.com. Such information, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, will also be furnished without charge upon written request to New Media Investment Group Inc., 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations.

A number of brokerage firms have instituted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the firm delivers only one copy of the Notice of Internet Availability of Proxy Materials or paper copies of the Annual Report and Proxy Statement, as the case may be, to multiple stockholders who share the same address and have the same last name, unless it has received contrary instructions from an affected stockholder. If your shares are held in “street name,” please contact your bank, broker or other holder of record to request information about householding.

Stockholders of Record.    If you vote on the Internet at www.voteproxy.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Street Name Holders.    If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.

Your election to receive proxy materials by email will remain in effect until you terminate it.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE PROPOSALS IDENTIFIED HEREIN. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 10, 2015. YOU SHOULD NOT

ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE NOTICE OF INTERNET AVAILABILITY TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEE DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board,

/s/ Cameron D. MacDougall

0

GATEHOUSE MEDIA, INC.

PROXY/VOTING INSTRUCTION CARD

PROXY SOLICITED BY THE BOARD FOR ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints GARRETT CUMMINGS and MONICA TREVISO, or either of them, each with full power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of common stock of GateHouse Media, Inc. that the undersigned would be entitled to vote if personally present at he Annual Meeting of Stockholders of GateHouse Media, Inc., to be held in the Board Room at GateHouse Media, Inc., located at 350 WillowBrook Office Park, Fairport, NY 14450 on Thursday, May 23, 2013 at 9:00 a.m., local time, including any adjournment and postponements thereof, upon the matters set forth on the revers side and more fully described in the notice of meeting and proxy statement for said Annual Meeting, and in their discretion upon all other matters that may properly come before said Annual Meeting. This Proxy revokes any prior Proxy given by the undersigned.

(Continued and to be signed on the reverse side)

COMMENTS:

14475

ANNUAL MEETING OF STOCKHOLDERS OF

NEW MEDIA INVESTMENT GROUP INC.

May 21, 2015

TO BE HELD AT 8:00 AM FOR HOLDERS OF RECORD AS OF MARCH 27, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement, including the notice of meeting, and annual report are available at HTTP://MATERIALS.proxyvote.com/64704v

THIS PROXY IS SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF

NEW MEDIA INVESTMENT GROUP INC.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

10030304000000000100 7 052115

1. Election of Director: 2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP FOR AGAINST ABSTAIN

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FOR THE NOMINEE ONOMINEE: Laurence Tarica FIRM.

WITHHOLD AUTHORITY O O Nominee Nominee Class Class II II director director 3. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE FOR AGAINST ABSTAIN

FOR THE NOMINEE O Nominee Class II director COMPENSATION.

(See FOR ALL instructionsEXCEPT below) 4. APPROVAL, ON AN ADVISORY BASIS, OF THE 1 year 2 years 3 years ABSTAIN

FREQUENCY OF FUTURE ADVISORY VOTES ON

EXECUTIVE COMPENSATION.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE

INSTRUCTIONS: and To withhold fill in the authority circle next to vote to each for any nominee individual you wish nominee(s), to withhold,markas“FOR shown ALL here: EXCEPT” BE WITH VOTED THE CHOICES FOR THE MADE.LISTED WHENNOMINEE NO CHOICE FOR DIRECTOR, IS MADE,FORTHIS RATIFICATION PROXY WILL

OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL, ON AN ADVISORY

BASIS, OF EXECUTIVE COMPENSATION, 1 YEAR FOR THE FREQUENCY OF

FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION AND AS THE

PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY

PROPERLY COME BEFORE THE ANNUAL MEETING.

The Annual Meeting may be held as scheduled only if a majority of shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly.

To indicate change your the new address address on your in the account, address please space check above.the Please box at note right and that MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING.

changes this method. to the registered name(s) on the account may not be submitted via

Signature of Stockholder Date: Signature of Stockholder Date:

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

NEW MEDIA ANNUAL INVESTMENT MEETING OF STOCKHOLDERS GROUP OF INC. May 21, 2015 TO BE HELD AT 8:00 AM FOR HOLDERS OF RECORD AS OF MARCH 27, 2015 PROXY VOTING INSTRUCTIONS

instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

INPERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement, including the notice of meeting, and annual report are available at HTTP://MATERIALS.proxyvote.com/64704v

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10030304000000000100 7 052115

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR AND “FOR” PROPOSAL 2 AND PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “1 YEAR” FOR PROPOSAL 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

s:

NOMINEE:

FOR ALL THE NOMINEE I S O O Laurence Nominee Tarica

WITHHOLD AUTHORITY O Nominee FOR ALL THE NOMINEE I S O Nominee FOR ALL EXCEPT

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM. FOR AGAINST

3. COMPENSATION. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE ABSTAIN

4. APPROVAL, FREQUENCY ON OF AN FUTURE ADVISORY ADVISORY BASIS, VOTES OF THE ON 1 year 2 years 3 years ABSTAIN EXECUTIVE COMPENSATION.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEE FOR DIRECTOR, FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION, 1 YEAR FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Annual Meeting may be held as scheduled only if a majority of shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly.

To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.

Signature of Stockholder Date:

MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date:

NEW MEDIA ANNUAL INVESTMENT MEETING OF STOCKHOLDERS GROUP OF INC. May 21, 2015 TO BE HELD AT 8:00 AM FOR HOLDERS OF RECORD AS OF MARCH 27, 2015 PROXY VOTING INSTRUCTIONS

instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The proxy statement, including the notice of meeting, and annual report are available at HTTP://MATERIALS.proxyvote.com/64704v

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

10030304000000000100 7 052115

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR AND “FOR” PROPOSAL 2 AND PROPOSAL 3. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “1 YEAR” FOR PROPOSAL 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

s:

NOMINEE:

FOR ALL THE NOMINEE I S O O Laurence Nominee Tarica

WITHHOLD AUTHORITY O Nominee FOR ALL THE NOMINEE I S O Nominee FOR ALL EXCEPT

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING

FIRM. FOR AGAINST

3. COMPENSATION. APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE ABSTAIN

4. APPROVAL, FREQUENCY ON OF AN FUTURE ADVISORY ADVISORY BASIS, VOTES OF THE ON 1 year 2 years 3 years ABSTAIN EXECUTIVE COMPENSATION.

5. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEE FOR DIRECTOR, FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, FOR APPROVAL, ON AN ADVISORY BASIS, OF EXECUTIVE COMPENSATION, 1 YEAR FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Annual Meeting may be held as scheduled only if a majority of shares outstanding are represented at the Annual Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly.

To indicate changes change your to the the new address registered address on name(s) your in the account, address on the please account space check above. may not the Please be box submitted at note right and that via this method.

Signature of Stockholder Date:

MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Stockholder Date:

Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.